ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


                     STRUCTURAL AND COLLATERAL TERM SHEET
                                                                OCTOBER 6, 1998
                                 $1,512,973,000
               AMRESCO COMMERCIAL MORTGAGE FUNDING I CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-C2

APPROX. SECURITIES STRUCTURE

                        APPROX.      EXPECTED     EXPECTED      EXPECTED
            EXPECTED FACE/NOTIONAL    SUPPORT     WEIGHTED     PRINCIPAL
             RATING     AMT ($MM)   (% OF UPB)    AVERAGE       PAYMENT
 CLASS                                            LIFE(a)       WINDOW(a)
---------------------------------------------------------------------------

PUBLICLY OFFERED CLASSES


 X      AAA           $1,879.5(b)                            11/98-08/19
A1A     AAA (FXD)        150.4           31.00%     4.92     11/98-05/07
A1B     AAA (FLT)        150.4           31.00      4.92     11/98-05/07
A2A     AAA (FXD)        498.1           31.00      9.52     05/07-07/08
A2B     AAA (FLT)        498.1           31.00      9.52     05/07-07/08
B       AA               112.8           25.00      9.79     07/08-08/08
C       A                103.4           19.50      9.84     08/08-09/08
D       BBB               84.6           15.00
E       BBB-              37.6           13.00

Privately Placed Classes (c)

---------------------------------------------------------------------------
 F      BB               103.4        7.50
 G      B                65.8         4.00
 H      B-               18.8         3.00
 J      UR               56.4           -

Total Securities:    $1,879.5
---------------------------------------------------------------------------
(a) Calculated at 0% CPR, no balloon extension and Hyper-Amortization Loans pay in full on Anticipated Repayment Dates.
(b)  Notional amount on interest only class.
(c)  Not offered hereby.

KEY FEATURES:
-------------
Lead Manager:                  Goldman, Sachs & Co.
Co-Manager:                    TBD
Mortgage Loan Sellers:         GSMC [of which: GSMC Large Loans ($390mm),
                               Archon ($588mm), CPC ($300 MM),] Amresco
                               ($590mm), Falcon ($1.5mm)
Master Servicer:               Amresco Services
Special Servicer:              TBD
Trustee:                       TBD
Fiscal Agent:                  TBD
Bond Type:                     Floaters - A1B, A2B; Fixed - all others
Pricing:                       On or about October 22
Closing:                       On or about October 29
Settlement:                    TBD
Cut-Off Date:                  October 1, 1998
Distribution Date:             [ ] of each month, or following business day
                               (commencing November 1998)
ERISA Eligible:                Classes A1A, A1B, A2A, A2B and X are expected to
                               be ERISA eligible subject to certain conditions
                               for eligibility
Representations & Warranties:  Provided by applicable Mortgage Loan Sellers
Structure:                     Sequential pay
Day Count:                     30/360, Actual/360 for floaters
Tax Treatment:                 REMIC/Grantor Trust
Rated Final Distribution Date: TBD
Clean up Call:                 1.0%
Minimum Denominations:         Publicly Offered Classes except Class X:
                               $10,000 & $1
                               Class X: $1,000,000 Notional Amount & $1
SWAP for classes A1B and A2B:  Through appropriate rated counterparty

-------------------------------------------------------------------------------
COLLATERAL FACTS
----------------
INITIAL POOL BALANCE:                              $1,883,742,960
NUMBER OF MORTGAGE LOANS:                                     327
AVERAGE CUT-OFF DATE BALANCE:                          $5,761,005
WEIGHTED AVERAGE CURRENT MORTGAGE RATE(a):                 7.369%
WEIGHTED AVERAGE U/W DSCR (b):                              1.52x
WEIGHTED AVERAGE CUT-OFF DATE LTV RATIO:                    68.8%
WEIGHTED AVERAGE REMAINING TERM TO MATURITY(c):          128 mos.
WEIGHTED AVERAGE REMAINING AMORTIZATION TERM:            320 mos.
WEIGHTED AVERAGE SEASONING:                                3 mos.
TEN LARGEST LOANS AS % OF TOTAL:                           33.40%

(a)  Gross Coupon.
(b) U/W DSCR is the ratio of Underwritten NCF over the annualized debt service payments.
(c) Anticipated Repayment Date for loans with Hyper-Amortization. All information presented herein with respect to Hyper-Amortization Loans assumes that they mature on their respective Anticipated Repayment Dates.

                       Ten Largest Loans By Property Name

  Property Name   Balance (mm)%     by UPB    Wtd. Avg. DSC    Prop Type
------------------------------------------------------------------------------
AMERICOLD                  147.8      7.84%         1.94x     Industrial
INSIGNIA MULTIFAMILY         9.3      5.80          1.53      Multi-Family
EPT                        104.8      5.56          2.06      Movie Theater
SKYLINE                     87.5      4.64          1.51      Office
ANA HOTEL                   51.0      2.71          1.41      Lodging
FIRST PLACE TOWER           32.9      1.75          1.40      Office
FACTORY STORES - HERSHEY    25.6      1.36          1.32      Anchored Retail
WEST COAST BENSON HOTEL     24.5      1.30          1.51      Lodging
KENOSHA FACTORY OUTLET      24.0      1.27          1.44      Anchored Retail
HOLIDAY INN - INDEPENDENCE  21.8      1.16          1.27      Lodging
                            ----      ----          ----
 TOTAL\WTD. AVG.           629.2     33.40%         1.52x
------------------------------------------------------------------------------

SELECTED LOAN DATA:
-------------------
                                               Cut-Off Date Balance
                                               (as of Oct 1, 1998)(a)
                      Number of        -----------------------------------
Geographic            Mortgaged                   % by       Wtd. Avg.
Distribution         Properties        (mm)       Balance      DSCR
--------------------------------------------------------------------------
CALIFORNIA               41         $  294.3       15.62 %     1.51x
NEW YORK                 30            163.6        8.68       1.59
TEXAS                    49            159.8        8.48       1.66
VIRGINIA                 22            128.1        6.80       1.39
OHIO                     19             98.4        5.22       1.46
WASHINGTON               13             83.9        4.45       1.63
FLORIDA                  26             73.4        3.90       1.40
OTHER                   226            882.3       46.85       1.51
                        ---         --------     -------       ----
 TOTAL\WTD. AVG.        426         $1,883.7      100.00 %     1.52x
--------------------------------------------------------------------------

                                               Cut-Off Date Balance
                                               (as of Oct 1, 1998)(a)
                      Number of        -----------------------------------
                      Mortgaged                   % by       Wtd. Avg.
Property Type        Properties        (mm)       Balance      DSCR
--------------------------------------------------------------------------
RETAIL                  111       $   451.5       23.97      1.36x
LODGING                  73           316.1       16.78      1.50
OFFICE                   52           301.4       16.00      1.41
MULTIFAMILY              72           294.2       15.62      1.39
INDUSTRIAL               56           244.2       12.79      1.72
HEALTHCARE               11            93.7        4.97      2.04

OTHER                    45           182.5        9.69      1.84
                         --           -----        ----      ----
 TOTAL\WTD. AVG.        426        $1,883.7      100.00 %    1.52x
--------------------------------------------------------------------------

(a) Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                        APPROXIMATE SECURITIES STRUCTURE
-------------------------------------------------------------------------------

                                                   Expected                             Expected Wgtd             Expected
                                     Approx. Size   Credit        Pass-                   Average Life           Principal
    Class        Expected Rating      ($mm)         Support    Through Rate   Delivery      (yrs.)(a)           Payment Window(a)
-----------------------------------------------------------------------------------------------------------------------------------
PUBLICLY OFFERED CLASSES:

      X       AAA                 $1,879.5 (b)                   WAC IO(c)     DTC                             11/98-08/19
     A1A      AAA  (FXD)             150.4             31.00 %      Fixed      DTC            4.92             11/98-05/07
     A1B      AAA  (FLT)             150.4             31.00        Float      DTC            4.92             11/98-05/07
     A2A      AAA  (FXD)             498.1             31.00        Fixed      DTC            9.52             05/07-07/08
     A2B      AAA  (FLT)             498.1             31.00        Float      DTC            9.52             05/07-07/08
      B       AA                     112.8             25.00        Fixed      DTC            9.79             07/08-08/08
      C       A                      103.4             19.50        Fixed      DTC            9.84             08/08-09/08
      D       BBB                     84.6             15.00        Fixed
      E       BBB-                    37.6             13.00        Fixed

PRIVATELY PLACED CLASSES (d):

------------------------------------------------------------------------------------------------------------------------------------
      F         BB                   103.4              7.50        Fixed
      G         B                     65.8              4.00        Fixed
      H         B-                    18.8              3.00        Fixed
      J         UR                    56.4                -         Fixed
                                     -----
      TOTAL SECURITIES:           $1,879.5
------------------------------------------------------------------------------------------------------------------------------------

(a) Calculated at 0% CPR, no balloon extension and Hyper-Amortization Loans pay in full on Anticipated Repayment Dates.
(b)  Notional amount on interest only class.
(c)  The Class X pass-through rate is calculated, in general, as the excess of
     (i) the weighted average Net Mortgage Rate, determined without regard to any modifications of the mortgage loans, in effect from time to time on the mortgage loans over (ii) the weighted average of the Pass-Through Rates in effect from time to time on the Class A1A through Class J Certificates.
(d)  Not offered hereby.

                              STRUCTURAL OVERVIEW


                               [GRAPHIC OMITTED]


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                     STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                          STRUCTURAL OVERVIEW - CONT.
-------------------------------------------------------------------------------

O   The Mortgage Pool will be comprised of one Loan Group

     -- Principal will be allocated sequentially to A1A, A1B, A2A, A2B, B, C, D, E, F, G, H, and J Certificates (If all classes other than classes A1A, A1B, A2A and A2B have been reduced to zero, principal will be allocated to Class A1A, A1B, A2A and A2B pro-rata)

O Class X will be entitled to receive payments of interest only and will not receive any payments of principal. Class X will be entitled to payments of interest pro-rata (based on interest entitlements) with the Class A1A, A1B, A2A, and Class A2B Certificates each month

O Each class (other than Class A1A, A1B, A2A, A2B and X) will be subordinate to the Class A1A, A1B, A2A, A2B and X and to each class with an earlier alphabetic designation than such class. Each of the class A1A, A1B, A2A, A2B and Class X certificates will be of equal priority.

O All classes will pay interest on a 30/360 basis except A1B and A2B which will pay interest on an actual/360 basis

O Shortfalls resulting from Master Servicer and Special Servicer modifications, Special Servicer compensation or other extraordinary trust fund expenses will be allocated in reverse alphabetical order to Classes other than to the class X among the outstanding certificates

-------------------------------------------------------------------------------
                             MORTGAGE POOL OVERVIEW
-------------------------------------------------------------------------------

O The Mortgage Pool is comprised of 327 multifamily and commercial loans with an aggregate Cut-Off Date Balance of approximately $1,884,120,606

O All of the Mortgage Loans are secured by first mortgage liens on multifamily and commercial properties

O    The Mortgage Pool's average Cut-Off Date Balance is approximately
     $5,761,005

O The Mortgage Pool's weighted average Cut-Off Date Underwritten Debt Service Coverage Ratio is 1.52x (a)

O    The Mortgage Pool's Cut-Off Date LTV is 68.8%

O The Mortgage Pool's Cut-Off weighted average Mortgage Rate is approximately 7.369% per annum

(a) Debt Service Coverage Ratios the ratio of Underwritten NCF over the annualized debt service payments.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                      ALLOCATION OF PREPAYMENT PENALTIES
-------------------------------------------------------------------------------

Allocation of Prepayment Premiums

Prepayment premiums will be allocated between the Certificates then entitled to principal distributions and the Class X Certificates as follows:

     o A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amount) will be allocated to each class of the Certificates then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the total principal distribution that such Class receives, and (b) a percentage (which can be no greater than 100%), the numerator of which is the excess of the Pass-Through Rate of the Class of the Certificates currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the Discount Rate.

-------------------------------------------------------------------------
         Prepayment           (Pass-Through Rate - Discount Rate )
     Premium Allocation   =  --------------------------------------------
         Percentage             (Mortgage Rate - Discount Rate)
-------------------------------------------------------------------------


     o The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates

     o In general, this formula provides for an increase in the allocation of prepayment premiums to the Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the allocation to such Classes as Discount Rates rise

Allocation of Prepayment Premiums Example

Discount Rate Fraction Methodology:
  Mortgage Rate                                    =  9%
  Bond Class Rate                                  =  7%
  Treasury Rate                                    =  6%


        BOND CLASS ALLOCATION          CLASS X ALLOCATION
-------------------------------------------------------------------------

         7% - 6%
         -------  = 33 1/3%     Receives excess premiums = 66 2/3% thereof
         9% - 6%

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                             PREPAYMENT PROVISIONS
-------------------------------------------------------------------------------

o Approximately 99% the Initial Pool Balance is locked out from prepayment as of the Cut-Off Date


-----------------------------------------------------------------------------------------------------------------------------------
                                             PREPAYMENT LOCK-OUT/ PREMIUM ANALYSIS (a)
-----------------------------------------------------------------------------------------------------------------------------------
                                    Percentage of Mortgage Pool by Prepayment Restriction Assuming No Prepayment (b)
                     --------------------------------------------------------------------------------------------------------------

     Prepayment       October   October   October   October   October   October   October   October   October   October    October
    Restrictions        1998      1999      2000      2001      2002      2003      2004      2005     2006      2007       2008
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out             99.42%    99.43%    73.31%    24.96%      8.70%      7.99%    7.49%     6.74%     6.26%     0.06%      0.00%
Defeasance              0.00      0.00     24.98     68.26      68.26      68.41    68.97     69.00     69.18     65.58      66.60
Yield Maintenance       0.58%     0.57%     1.71%     6.49%     22.76%     23.32%   22.84%    23.54%    23.73%    18.22%     26.51%
-----------------------------------------------------------------------------------------------------------------------------------
SUBTOTAL              100.00%   100.00%   100.00%    99.71%     97.72%     97.72%   99.30%    99.28%    99.17%    83.86%     93.11%

% Premium
7.00-99.99%             0.00%     0.00%     0.00%     0.00%      0.00%      0.00%    0.00%     0.00%     0.00%     0.00%      0.00%
6.00-6.99%              0.00%     0.00%     0.00%     0.00%      0.00%      0.00%    0.00%     0.00%     0.00%     0.00%      0.00%
5.00-5.99%              0.00%     0.00%     0.00%     0.28%      0.00%      0.00%    0.10%     0.05%     0.00%     0.00%      0.00%
4.00-4.99%              0.00%     0.00%     0.00%     0.00%      0.28%      0.00%    0.00%     0.10%     0.05%     0.00%      0.00%
3.00-3.99%              0.00%     0.00%     0.00%     0.00%      0.00%      0.28%    0.00%     0.28%     0.38%     0.05%      0.00%
2.00 - 2.99%            0.00%     0.00%     0.00%     0.00%      0.00%      0.00%    0.28%     0.00%     0.00%     0.37%      3.23%
1.00 - 1.99%            0.00%     0.00%     0.00%     0.00%      0.00%      0.00%    0.00%     0.28%     0.27%     0.27%      3.65%
0.00 - 0.99%            0.00%     0.00%     0.00%     0.00%      0.00%      0.00%    0.00%     0.00%     0.00%     0.00%      0.00%

Open                    0.00%     0.00%     0.00%     0.00%      2.00%      2.00%    0.32%     0.00%     0.13%    15.45%      0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS (b)            100.00%   100.00%   100.00%    100.00%   100.00%    100.00%   100.00%  100.00%   100.00%   100.00%    100.00%
UPB ($ mm)         $1,879.47 $1,856.28 $1,831.65  $1,804.77 $1,775.83  $1,744.65 $1,693.85 $1642.81 $1,604.40 $1,552.14    $148.12
% of UPB              100.00%    98.77%    97.46%     96.03%    94.49%     92.83%   90.12%    87.41%    85.36%    82.58%      7.88%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Totals may not equal due to rounding.
(b) Table calculated using modeling assumptions and assuming no prepayments of principal.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                     STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                    DISTRIBUTION OF CUT-OFF DATE BALANCE (a)
-------------------------------------------------------------------------------


                                                                                   Weighted                   Weighted
                                                       Percentage                   Average                   Average
                                                      of Aggregate      Average   Current Debt   Weighted     Remaining   Weighted
                        Number of         Current       Current         Current     Service       Average      Term to     Average
Range of Current         Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
Principal Balances         Loans           Balance       Balance         Balance     Ratio     Interest Rate    (mos)        LTV
-----------------------------------------------------------------------------------------------------------------------------------

$  500,000 -   999,999     13          $  9,901,166      0.53%        $  761,628     1.60x         7.384%        144.9         71.0%
 1,000,000 -  1,999,999    90           138,380,787      7.35          1,537,564     1.48          7.504         153.0         71.2
 2,000,000 -  2,999,999    68           168,177,932      8.93          2,473,205     1.44          7.533         140.7         71.7
 3,000,000 -  3,999,999    49           170,244,124      9.04          3,474,370     1.41          7.337         141.1         72.5
 4,000,000 -  4,999,999    30           135,382,270      7.19          4,512,742     1.41          7.227         125.9         72.1
 5,000,000 -  5,999,999    16            87,329,881      4.64          5,458,118     1.40          7.478         132.3         73.1
 6,000,000 -  6,999,999    10            65,378,388      3.47          6,537,839     1.43          7.255         128.3         71.2
 7,000,000 -  7,999,999     6            46,059,869      2.45          7,676,645     1.56          7.518         116.0         69.6
 8,000,000 -  8,999,999     5            42,415,649      2.25          8,483,130     1.40          7.404         116.9         77.2
 9,000,000 -  9,999,999     6            57,251,687      3.04          9,541,948     1.51          7.330         138.2         72.0
 10,000,000 - 11,999,999    8            84,813,081      4.50         10,601,635     1.50          7.350         121.3         71.2
 12,000,000 - 13,999,999    7            89,960,415      4.78         12,851,488     1.41          7.404         126.2         70.4
 14,000,000 - 16,999,999    3            43,684,824      2.32         14,561,608     1.39          7.110         117.3         68.0
 17,000,000 - 147,797,179  16           744,762,887     39.54         46,547,680     1.65          7.342         118.6         64.2
                           --           -----------     -----         ----------     ----          -----         -----         ----
TOTAL/WEIGHTED AVERAGE    327          $1,883,742,960   100.00%     $  5,760,682     1.52x         7.369%        127.7         68.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
              GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE (a)
-------------------------------------------------------------------------------

                                                                                   Weighted                   Weighted
                                                       Percentage                   Average                   Average
                                                      of Aggregate      Average   Current Debt   Weighted     Remaining   Weighted
                        Number of         Current       Current         Current     Service       Average      Term to     Average
                         Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
State                   Properties        Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------
California             41             $294,276,427      15.62%     $ 7,177,474       1.51x       7.527%         117.4      68.8%
New York               30              163,555,580       8.68        5,451,853       1.59        7.712          120.9      67.6
Texas                  49              159,770,732       8.48        3,260,627       1.66        7.255          136.3      70.2
Virginia               22              128,102,329       6.80        5,822,833       1.39        7.199          124.6      72.6
Ohio                   19               98,416,189       5.22        5,179,799       1.46        7.580          118.9      71.6
Washington             13               83,885,174       4.45        6,452,706       1.63        7.188          117.5      64.5
Florida                26               73,394,134       3.90        2,822,851       1.40        7.542          139.3      73.3
Oregon                  8               63,016,478       3.35        7,877,060       1.68        7.208          117.3      63.4
Maryland               14               58,737,634       3.12        4,195,545       1.44        7.430          126.7      69.6
District of Columbia    2               56,320,000       2.99       28,160,000       1.40        6.128          120.0      47.3
Michigan                9               52,219,593       2.77        5,802,177       1.42        7.637          159.1      70.7
Massachusetts          13               51,623,922       2.74        3,971,071       1.67        7.045          115.9      64.0
Pennsylvania            5               50,707,486       2.69       10,141,497       1.55        7.229          126.1      71.3
Tennessee              12               44,533,749       2.36        3,711,146       1.45        7.282          143.6      72.6
New Mexico             25               42,741,948       2.27        1,709,678       1.52        7.860          132.4      71.7
Oklahoma                3               39,852,342       2.12       13,284,114       1.38        7.225          116.4      74.7
Puerto Rico             2               38,404,885       2.04       19,202,442       1.62        7.893          114.9      67.1
Georgia                10               37,043,145       1.97        3,704,314       1.58        7.305          156.4      69.8
Louisiana               9               33,993,705       1.80        3,777,078       1.46        7.331          141.9      74.1
Wisconsin               4               32,550,879       1.73        8,137,720       1.57        6.934          119.1      76.6
Connecticut            11               28,867,836       1.53        2,624,349       1.56        7.279          115.3      63.8
Arizona                 6               22,147,608       1.18        3,691,268       1.36        7.680          121.9      67.7
Kentucky                9               20,333,663       1.08        2,259,296       1.45        7.517          213.7      72.7
Minnesota               9               20,043,522       1.06        2,227,058       1.46        7.278          115.5      72.6
Illinois                7               19,524,790       1.04        2,789,256       1.46        7.145          140.4      70.5
Colorado                8               19,074,747       1.01        2,384,343       1.50        7.116          111.3      71.8
Idaho                   3               16,590,180       0.88        5,530,060       1.83        6.949          115.8      60.3
Arkansas                5               15,932,112       0.85        3,186,422       1.42        7.631          125.2      69.9
Indiana                 4               14,662,124       0.78        3,665,531       1.44        8.139          144.6      65.7
Missouri                2               13,498,425       0.72        6,749,213       1.95        6.901          136.1      62.9
Nebraska                7               12,792,516       0.68        1,827,502       1.37        7.644          171.4      67.2
Utah                    4               11,622,821       0.62        2,905,705       1.79        7.159          116.2      60.4
South Carolina          4               10,108,734       0.54        2,527,183       1.44        7.371          209.8      73.5
New Hampshire           2                8,085,096       0.43        4,042,548       1.26        6.353          239.6      71.6
Iowa                    3                7,393,196       0.39        2,464,399       1.77        7.089          116.3      61.5
Nevada                  3                6,930,203       0.37        2,310,068       1.46        7.281          119.4      61.8
Alabama                 9                5,955,042       0.32          661,671       1.61        7.745          155.7      63.1
Rhode Island            3                5,767,717       0.31        1,922,572       1.46        7.153          118.1      75.2
Vermont                 1                5,167,205       0.27        5,167,205       1.32        7.050          114.0      79.2
Kansas                  2                3,983,049       0.21        1,991,524       1.40        7.578          115.7      65.1
Mississippi             3                3,336,309       0.18        1,112,103       1.38        7.215          116.4      74.5
West Virginia           1                2,291,935       0.12        2,291,935       1.35        7.060          115.0      76.7
North Carolina          1                2,097,695       0.11        2,097,695       1.50        7.760          119.0      67.7
New Jersey              1                2,000,000       0.11        2,000,000       1.32        7.150          120.0      64.5
Delaware                1                1,348,801       0.07        1,348,801       1.69        7.710          119.0      73.0
Maine                   1                1,041,301       0.06        1,041,301       1.69       10.510          233.0      65.6
                      ---           --------------     ------       ----------       ----         -----         -----      ----
TOTAL/WEIGHTED AVG    426           $1,883,742,960     100.00%      $4,421,932       1.52x        7.369%        127.7      68.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a) Column totals may not sum due to rounding. Information in this table is presented on the mortgaged property level based on allocated loan amounts and therefore may differ from information presented on the mortgage loan level.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
                GEOGRAPHIC DISTRIBUTION BY CUT-OFF DATE BALANCE
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [MAP OF AMERICA]

         WA             NE             IL             PA             RI
        4.45%          0.68%          1.04%          2.69%          0.31%

         OR             KS             MS             WV             CT
        3.35%          0.21%          0.18%          0.12%          1.53%

         CA             OK             MI             VA             NJ
       15.62%          2.12%          2.77%          6.80%          0.11%

         ID             TX             IN             NC             DE
        0.88%          8.48%          0.78%          0.11%          0.07%

         NV             MN             KY             SC             MD
        0.37%          1.06%          1.08%          0.54%          3.12%

         MT             IA             TN             GA             DC
        0.1%           0.39%          2.36%          1.97%          2.99%

         UT             MO             AL             FL             PR
        0.62%          0.72%          0.32%          3.90%          2.04%

         AZ             AK             OH             ME
        1.18%          0.85%          5.22%          0.06%

         CO             LA             VT             NH
        1.01%          1.80%          0.27%          0.43%

         NM             WI             NY             MA
        2.27%          1.73%          8.68%          2.74%

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                         California            Ohio
                           15.62%              5.22%

                          New York          Washington
                            8.68%              4.45%

                            Texas             Florida
                            8.48%              3.90%

                          Virginia             Other
                            6.80%             46.85%

Totals may not sum due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

                      STRUCTURAL AND COLLATERAL TERM SHEET

-------------------------------------------------------------------------------
             PROPERTY TYPE DISTRIBUTION BY CUT-OFF DATE BALANCE (a)
-------------------------------------------------------------------------------

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                        Healthcare          Multifamily
                           4.97%              15.62%

                           Other            Industrial
                           9.69%              12.97%

                          Lodging             Retail
                          16.78%              23.97%

                          Office
                          16.00%

                                                                                   Weighted                   Weighted
                                                       Percentage                   Average                   Average
                                                      of Aggregate      Current   Cut-off Debt   Weighted     Remaining   Weighted
                        Number of         Current       Current        Principal    Service       Average      Term to     Average
                        Mortgaged        Principal     Principal        Balance    Coverage      Mortgage     Maturity     Current
Property Type           Properties        Balance       Balance         Average     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Retail                   111         $451,478,361       23.97%        $7,906,863      1.36x         7.247%      133.6       74.4%
Lodging                   73          316,140,511       16.78          4,330,692       1.50         7.366       140.3       66.8
Office                    52          301,399,229       16.00          5,796,139       1.41         7.219       115.1       71.9
Multifamily               72          294,246,864       15.62          4,086,762       1.39         7.610       121.4       71.5
Industrial                56          244,244,625       12.97          4,361,511       1.72         7.068       128.9       61.6
Healthcare                11           93,701,160        4.97         28,248,433       2.04         8.374       117.5       60.3
Other                     45          182,532,209        9.69         35,968,520       1.84         7.155       126.2       62.3
                          --          -----------        ----         ----------       ----         -----       -----       ----
TOTAL/WEIGHTED AVERAGE    426      $1,883,742,960      100.00%       $ 4,421,932       1.52x        7.369%      127.7       68.8%
-----------------------------------------------------------------------------------------------------------------------------------







(a)  Column totals may not sum due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                        DEBT SERVICE COVERAGE RATIO (a)
-------------------------------------------------------------------------------

o    Weighted Average Current Debt Service Coverage Ratio: 1.52x

o 95.56% of the Portfolio has Debt Service Coverage Ratio greater than or equal to 1.20x

                                                                                   Weighted                   Weighted
                                                      Percentage                   Average                   Average
Approximate                                           of Aggregate      Average   Current Debt   Weighted     Remaining   Weighted
Range of Current        Number of         Current       Current         Current     Service       Average      Term to     Average
Debt Service             Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
Coverage Ratios           Loans           Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------
1.00-1.09                 4       $    6,938,468      0.37%        $1,734,617       1.02x         6.924%         217.2        92.2%
1.10-1.19                12           77,107,420       4.09         6,425,618        1.16         7.659          128.4        78.4
1.20-1.29                51          218,850,514      11.62         4,291,187        1.26         7.506          136.1        74.2
1.30-1.39                88          551,073,911      29.25         6,262,204        1.35         7.530          127.7        70.8
1.40-1.49                62          336,510,213      17.86         5,427,584        1.43         7.076          123.4        68.3
1.50-1.59                44          214,271,647      11.37         4,869,810        1.54         7.339          126.0        71.0
1.60-1.69                32           79,658,845       4.23         2,489,339        1.65         7.385          138.6        70.5
1.70-1.79                11           27,034,031       1.44         2,457,639        1.73         7.739          172.3        66.7
1.80-1.89                 8           38,822,477       2.06         4,852,810        1.82         7.898          127.7        61.4
1.90-2.99                 5          170,931,455       9.07        34,186,291        1.94         6.935          118.4        57.5
2.00-2.09                 1          104,845,860       5.57       104,845,860        2.06         6.772          118.0        61.8
2.10-2.19                 1            7,996,123       0.42         7,996,123        2.19         7.220          113.0        49.4
2.20-2.29                 3           20,326,921       1.08         6,775,640        2.27         8.616          118.0        56.3
2.30-2.39                 2            3,641,230       0.19         1,820,615        2.32         9.384          232.0        54.3
2.40-2.49                 1            1,395,829       0.07         1,395,829        2.41         7.130          180.0        45.9
2.50-2.85                 2           24,338,014       1.29        12,169,007        2.81         9.062          119.1        60.2
                        ---           ----------       ----        ----------        ----         -----          -----        ----
TOTAL/WEIGHTED AVG.     327       $1,883,742,960     100.00%      $5,760,682        1.52x        7.369%          127.7        68.8%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

-------------------------------------------------------------------------------
                      CUT-OFF DATE LOAN TO VALUE RATIO (a)
-------------------------------------------------------------------------------

o    Weighted Average Cut-off Date Loan to Value Ratio: 68.75%(b)

                                                                                   Weighted                   Weighted
                                                      Percentage                   Average                    Average
                                                      of Aggregate      Average   Current Debt   Weighted     Remaining   Weighted
                        Number of        Current        Current         Current     Service       Average      Term to     Average
Range of Mortgage        Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
Rates                     Loans           Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------
6.040%-6.999%            39         $  484,571,446      25.72%       $12,424,909     1.74x          6.746%        121.8      62.7%
7.000%-7.499%           183            884,462,386      46.95          4,833,128     1.40           7.250         125.0      72.6
7.500%-7.999%            77            236,928,505      12.58          3,076,994     1.50           7.678         157.6      70.0
8.000%-8.499%            17            115,584,437       6.14          6,799,085     1.40           8.219         114.8      71.6
8.500%-8.999%             4            116,643,535       6.19         29,160,884     1.39           8.512         115.1      62.5
9.000%-9.499%             3             37,100,412       1.97         12,366,804     2.45           9.461         136.1      58.9
9.500%-10.738%            4              8,452,239       0.45          2,113,060     1.73          10.266         230.4      62.5
                        ---              ---------       ----          ---------     ----          ------         -----      ----
TOTAL/WEIGHTED AVG.     327         $1,883,742,960    100.00%       $  5,760,682     1.52x          7.369%        127.7      68.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.
(b)  Ratio of Cut-Off Date Balance over appraised value at origination.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                  REMAINING AMORTIZATION TERM (IN MONTHS) (a)
-------------------------------------------------------------------------------

                                                                                   Weighted                  Weighted
                                                      Percentage                   Average                   Average
                                                      of Aggregate     Average   Current Debt   Weighted     Remaining   Weighted
Range of                Number of        Current       Current         Current     Service       Average      Term to     Average
Amortization Terms       Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
(months)                  Loans           Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------
Interest Only                  2       $   22,989,165        1.22%  $ 11,494,582       1.72x       7.018%          113       51.3%
111 - 130                      1            5,320,000        0.28      5,320,000       1.29        6.970           120       71.9
131 - 150                      1            1,185,648        0.06      1,185,648       1.68        8.170           141       59.3
171 - 190                      6           13,653,454        0.72      2,275,576       1.37        7.143           157       67.4
211 - 230                      6           11,604,812        0.62      1,934,135       1.40        8.088           223       78.5
231 - 250                     55          153,760,184        8.16      2,795,640       1.46        7.626           222       68.5
251 - 270                      2           11,322,837        0.60      5,661,418       1.32        7.327           249       78.1
271 - 290                      5           18,989,486        1.01      3,797,897       1.36        8.210           121       76.6
291 - 310                     95          594,553,368       31.56      6,258,457       1.64        7.327           118       64.1
311 - 330                      3          116,292,228        6.17     38,764,076       1.39        8.424           112       62.6
331 - 360                    151          934,071,778       49.59      6,185,906       1.48        7.210           118       72.6
                             ---          -----------       -----      ---------       ----        -----           ---       ----
TOTAL/WEIGHTED AVG           327       $1,883,742,960      100.00%   $ 5,760,682       1.52x       7.369%          128       68.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

-------------------------------------------------------------------------------
                          CURRENT MORTGAGE RATES (a)
-------------------------------------------------------------------------------

                                                                                   Weighted                  Weighted
                                                      Percentage                   Average                   Average
                                                     of Aggregate     Average   Current Debt   Weighted     Remaining    Weighted
                        Number of        Current       Current         Current     Service       Average      Term to     Average
Range of Mortgage       Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
Rates                     Loans          Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------


 6.040% - 6.999%            39         $  484,571,446       25.72%   $12,424,909      1.74x    6.746%       121.8         62.7%

 7.000%- 7.499%            183            884,462,386       46.95      4,833,128      1.40     7.250        125.0         72.6
 7.500% - 7.999%            77            236,928,505       12.58      3,076,994      1.50     7.678        157.6         70.0
 8.000% - 8.499%            17            115,584,437        6.14      6,799,085      1.40     8.219        114.8         71.6
 8.500% - 8.999%             4            116,643,535        6.19     29,160,884      1.39     8.512        115.1         62.5
 9.000% - 9.499%             3             37,100,412        1.97     12,366,804      2.45     9.461        136.1         58.9
 9.500% - 10.738%            4              8,452,239        0.45      2,113,060      1.73    10.266        230.4         62.5
                           ---         --------------      ------    -----------      ----    ------        -----         ----
TOTAL/WEIGHTED AVG         327         $1,883,742,960      100.00%   $ 5,760,682      1.52x    7.369%       127.7         68.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

Note: There is at least one loan that is a floater.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             AMORTIZATION TYPES (a)
-------------------------------------------------------------------------------

                                                                                 Weighted                  Weighted
                                                      Percentage                   Average                   Average
                                                     of Aggregate     Average   Current Debt   Weighted     Remaining    Weighted
                        Number of        Current       Current         Current     Service       Average      Term to     Average
                        Mortgaged       Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
Amortization Type         Loans          Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------


Balloon                    247      $1,154,870,748       61.31%   $ 4,675,590     1.45x      7.514%       117.6         71.4%
Fully Amortizing            60         167,556,716        8.89      2,792,612     1.44       7.615        232.9         70.0
Hyperamortizing             20         561,315,495       29.80     28,065,775     1.70       6.998        117.3         63.0
                           ---      --------------      ------    -----------     ----       -----        -----         ----
TOTAL/WEIGHTED AVG         327      $1,883,742,960      100.00%   $ 5,760,682     1.52x      7.369%       127.7         68.8%

-----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

-------------------------------------------------------------------------------
                 REMAINING TERM TO MATURITY (IN MONTHS) (a) (b)
-------------------------------------------------------------------------------

                                                                                 Weighted                  Weighted
                                                      Percentage                   Average                   Average
                                                     of Aggregate     Average   Current Debt   Weighted     Remaining    Weighted
Range of Original       Number of        Current       Current         Current     Service       Average      Term to     Average
Term to Maturity        Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
(months)                  Loans          Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------

84                          4       $   35,241,470     1.87         $8,810,367     1.22x       7.831%        75.1       78.0%
85 - 121                  253        1,637,753,792    86.94          6,473,335     1.54        7.331        116.9       68.2
133 - 240                  67          195,272,600    10.37          2,914,516     1.41        7.620        218.4       70.8
241 - 251                   3           15,475,099     0.82          5,158,366     1.34        7.220        249.2       77.0
                          ---       --------------   ------         ----------     ----        -----        -----       ----
TOTAL/WEIGHTED AVG        327       $1,883,742,960   100.00%        $5,760,682     1.52x       7.369%       127.7       68.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

(b) "Maturity" means the stated maturity date or, with respect to any Hyper-Amortization Loan, its Anticipated Repayment Date.

-------------------------------------------------------------------------------
                            YEAR OF ORIGINATION (a)
-------------------------------------------------------------------------------

                                                                                  Weighted                  Weighted
                                                      Percentage                   Average                   Average
                                                     of Aggregate     Average   Current Debt   Weighted     Remaining    Weighted
                        Number of        Current       Current         Current     Service       Average      Term to     Average
Origination             Mortgage        Principal     Principal       Principal   Coverage      Mortgage     Maturity     Current
Year                      Loans          Balance       Balance         Balance     Ratio     Interest Rate     (mos)       LTV
-----------------------------------------------------------------------------------------------------------------------------------

1997                   18             $ 219,500,835      11.65%     $12,194,491     1.35x       8.270%       140.8         66.3%
1998                   309            1,664,242,125      88.35        5,385,897     1.55        7.250        126.0         69.1
                       ---           --------------     ------      -----------     ----        -----        -----         ----
TOTAL/WEIGHTED AVG.    327           $1,883,742,960     100.00%     $ 5,760,682     1.52x       7.369%       127.7         68.8%
-----------------------------------------------------------------------------------------------------------------------------------

(a)  Column totals may not add due to rounding.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              AMERICOLD POOL LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                Loan Information
-------------------------------------------------------------------------------

Principal Balance (1):          ORIGINAL       CUT-OFF DATE (2)
                             $ 148,500,000       $ 147,797,179

Origination Date:          April 22, 1998

Interest Rate:             6.894% (Act/360)

Amortization:              25 years

Hyperamortization:         After the ARD, interest rate increases to 8.894%
                           and all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero

Anticipated Repayment
Date ("ARD"):
                           May 11, 2008

Maturity Date:             May 11, 2023

The Borrower/Sponsor:      Americold Real Estate, L.P., a limited-purpose
                           entity affiliated with Vornado Realty L.P. and Crescent Real Estate Equities Company

Call Protection:           Two-year prepayment lockout from the date of
                           securitization with U.S. Treasury defeasance thereafter until one payment date prior to the ARD

Cut-Off Date
Loan/SF (3):               $50

Up-Front Reserves (3):     Deferred Maintenance:  $1,948,178

Ongoing Reserves (3):      CapEx:  $6,534,838/year
                           Low Debt Service: cash flow in excess of debt service is escrowed if the DSCR falls below 1.25x.

Collection Account:        Hard Lockbox

Cross-Collateralization/
Default:
                           Yes

Partner Loans:             None

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Property Information
-------------------------------------------------------------------------------

Single Asset/Portfolio:         Portfolio of 29 assets

Property Type:                  Refrigerated Distribution / Warehouse

Property Location by Allocated
Loan Amount:

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                       Oregon                   Utah
                       19.13%                   5.34%

                     Washington               Illinois
                       17.23%                   4.73%

                    Pennslyvania                Iowa
                       11.06%                   3.68%

                        Idaho                  Georgia
                       10.66%                   2.06%

                      Wisconsin               Colorado
                        9.18%                   1.19%

                    Massachusetts              Florida
                        8.55%                   0.55%

                     California
                        6.65%

YEARS BUILT:                    1946-1996

THE COLLATERAL:                 29 cold storage warehouses

                                SF:                      5,897,736
                                Cubic Feet:            155,507,330

Property Management:            Americold Corporation
                                (dba Americold Logistics)

1997 Net Operating Income (3):  $56,460,577

Underwritten Net Cash Flow (3): $48,889,852

Appraised Value:                $520,600,000

Appraised By:                   Landauer Associates

Appraisal Date:                 March 1, 1998

Cut-Off Date LTV (3):           56.8%

DSCR (4):                       1.94x

-------------------------------------------------------------------------------
(1) A single note, representing 50% of the $297,000,000 loan (Note B), is being contributed to the trust, the other 50% note (Note A) was securitized in GS Mortgage Securities Corporation II's Commercial Mortgage Pass-Through Certificates, Series 1998-GL II. Notes A & B are pari-passu.
(2)    October 1, 1998 (after giving effect to the payment due
       October 11, 1998).
(3)    Assuming a $295,594,358 Cut-Off Date Loan Amount (combined Notes A & B).
(4)    Based on Underwritten Net Cash Flow and the actual loan constant.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              AMERICOLD POOL LOAN
-------------------------------------------------------------------------------

                              PROPERTY DESCRIPTION

-----------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR BUILT /
     PROPERTY              LOCATION                     PROPERTY TYPE       RENOVATED       SQUARE FOOTAGE      CUBIC FOOTAGE
-----------------------------------------------------------------------------------------------------------------------------------
 1.  Ash Street            Denver, CO              Regional Distribution     1976/1980         114,222              2,750,000
 2.  Bettendorf            Bettendorf, IA          Regional Distribution     1973/1977         336,000              8,848,000
 3.  Boston                Boston, MA              Regional Distribution     1969              188,007              3,067,994
 4.  Burley                Burley, ID              Captive Production        1959/1996         277,626             10,722,101
 5.  Burlington            Burlington, WA          Captive Production        1965/1968         194,000              4,655,000
 6.  Clearfield            Clearfield, UT          National Distribution     1973/1978         358,400              8,601,600
 7.  Connell               Connell, WA             Captive Production        1969/1971         235,200              5,644,800
 8.  Main Street           Gloucester, MA          Regional Production       1961/1973          63,952              1,862,768
 9.  Fogelsville           Fogelsville, PA         National Distribution     1976/1997         683,914             21,623,336
10.  Ft. Dodge             Fort Dodge, IA          Regional Distribution     1979/1980         155,811              3,739,464
11.  Hermiston             Hermiston, OR           Captive Production        1975              168,000              4,032,000
12.  Jesse St.             Los Angeles, CA         National Distribution     1954/1980         141,600              2,682,400
13.  Lois Avenue           Tampa, FL               Regional Distribution     1953               21,820                400,000
14.  Milwaukie             Milwaukie, OR           Regional Distribution     1958/1986         163,026              4,688,624
15.  Moses Lake            Moses Lake, WA          Captive Production        1967/1979         302,400              7,257,600
16.  Nampa                 Nampa, ID               Regional Production       1946/1974         364,000              7,981,000
17.  Plant City            Plant City, FL          Regional Production       1956               33,600                750,000
18.  Plover                Plover, WI              Captive Production        1978/1981         384,400              9,363,200
19.  Rail Road Ave.        Gloucester, MA          Regional Production       1964               11,923                270,480
20.  Rochelle              Rochelle, IL            National Distribution     1995              179,712              6,020,352
21.  Rogers St.            Gloucester, MA          Regional Production       1967               96,606              2,823,256
22.  Rowe Square           Gloucester, MA          Regional Production       1955/1969          74,713              2,387,465
23.  Salem                 Salem, OR               Regional Production       1963/1981         498,400             12,487,600
24.  Southgate             Atlanta, GA             National Distribution     1996              100,714              3,726,418
25.  Turlock 2             Turlock, CA             Regional Production       1985              106,400              3,024,000
26.  Walla Walla           Walla Walla, WA         Regional Production       1960/1968         140,000              3,136,000
27.  Wallula               Wallula, WA             Captive Production        1981               40,000              1,200,000
28.  Watsonville           Watsonville, CA         Captive Production        1985              185,980              5,448,500
29.  Woodburn              Woodburn, OR            Regional Production       1952/1979         277,440              6,313,372
                                                                                               -------             -----------
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL                                                                                   5,897,736            155,507,330
-----------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                              AMERICOLD POOL LOAN
-------------------------------------------------------------------------------

                              PROPERTY DESCRIPTION

-----------------------------------------------------------------------------------------------------------------------------------
                     CUT-OFF DATE ALLOCATED                              WTD. AVG.                UNDERWRITTEN
     PROPERTY              LOAN AMOUNT          APPRAISED VALUE      CUT-OFF DATE LTV (1)        NET CASH FLOW           DSCR
-----------------------------------------------------------------------------------------------------------------------------------
 1. Ash Street       $1,760,166               $  6,200,000               56.8%                $   462,849                1.55x
 2. Bettendorf        4,088,128                 14,400,000               56.8                   1,088,267                1.57
 3. Boston            2,100,844                  7,400,000               56.8                     606,267                1.70
 4. Burley            9,964,811                 35,100,000               56.8                   4,653,746                2.75
 5. Burlington        4,485,585                 15,800,000               56.8                   1,783,553                2.34
 6. Clearfield        7,892,358                 27,800,000               56.8                   3,016,924                2.25
 7. Connell           6,501,259                 22,900,000               56.8                   2,368,940                2.14
 8. Main Street       2,356,352                  8,300,000               56.8                     714,605                1.78
 9. Fogelsville       16,352,512                57,600,000               56.8                   2,139,954                0.77
10. Ft. Dodge         1,348,514                  4,750,000               56.8                     346,861                1.51
11. Hermiston         6,671,598                 23,500,000               56.8                   2,739,870                2.41
12. Jesse St.         2,072,454                  7,300,000               56.8                     685,951                1.95
13. Lois Avenue       127,754                      450,000               56.8                      67,936                3.13
14. Milwaukie         5,365,668                 18,900,000               56.8                   2,131,188                2.34
15. Moses Lake        9,709,303                 34,200,000               56.8                   3,561,526                2.16
16. Nampa             5,791,515                 20,400,000               56.8                     680,270                0.69
17. Plant City        681,355                    2,400,000               56.8                     186,202                1.61
18. Plover            13,570,313                47,800,000               56.8                   5,024,753                2.18
19. Rail Road Ave.    652,965                    2,300,000               56.8                     164,781                1.48
20. Rochelle          6,983,885                 24,600,000               56.8                   2,872,681                2.42
21. Rogers St.        3,463,553                 12,200,000               56.8                   1,064,918                1.81
22. Rowe Square       4,059,738                 14,300,000               56.8                   1,321,472                1.91
23. Salem             9,255,067                 32,600,000               56.8                   3,364,696                2.14
24. Southgate         3,037,706                 10,700,000               56.8                     352,282                0.68
25. Turlock 2         2,583,470                  9,100,000               56.8                     942,005                2.14
26. Walla Walla       2,838,978                 10,000,000               56.8                     973,992                2.02
27. Wallula           1,930,505                  6,800,000               56.8                     833,766                2.53
28. Watsonville       5,166,940                 18,200,000               56.8                   2,001,777                2.28
29. Woodburn          6,983,885                 24,600,000               56.8                   2,737,821                2.30
                      ---------                 ----------               ----                   ---------                ----
-----------------------------------------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED
   AVERAGE         $147,797,179               $520,600,000 (2)           56.8%                $48,889,852                1.94x
-----------------------------------------------------------------------------------------------------------------------------------

(1)    Assuming a $295,594,358 Cut-Off Date Loan Amount (combined Notes A & B).
(2)    March 1, 1998 appraisal date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                        INSIGNIA MULTIFAMILY POOL LOAN
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------

PRINCIPAL BALANCE:             ORIGINAL          CUT-OFF DATE  (1)
                             $110,000,000          $109,149,600

ORIGINATION DATE:         December 29, 1997 (Amendment Date)

INTEREST RATE:            8.50% (Act / 360)

TERM / AMORTIZATION:      120 Months / 319 months

HYPERAMORTIZATION:        None

ANTICIPATED REPAYMENT
DATE ("ARD"):             NA

MATURITY DATE:            January 1, 2008

THE BORROWER /            VMS National Properties, an Illinois general
SPONSOR (2):              partnership formed for the purpose of owning,
                          operating, maintaining and managing the Properties.
                          The Borrower is ultimately owned by Insignia
                          Financial Group

CALL PROTECTION:          Nine-year prepayment lockout from the date of
                          origination; freely prepayable thereafter

CUT-OFF DATE LOAN / UNIT: $36,887 / unit

RESERVES:                 Upfront Cap Ex Reserve:  $2,046,765
                          Ongoing Cap Ex Reserve: Monthly, in an amount equivalent to 1/12th of $300 / unit

COLLECTION ACCOUNT:       Modified Lockbox

CROSS-COLLATERALIZATION/
CROSS-DEFAULT:            Yes / No

MEZZANINE DEBT:           $30,403,848 (as of the Cut-Off Date)  second
                          mortgage financing, payable from free cash flow only

PHANTOM DEBT:             $42,224,512 (as of the Cut-Off Date) arising from
                          debt forgiven pursuant to a previously approved bankruptcy reorganization plan. Assuming the
                          Senior Debt and the Mezzanine Debt are repaid as agreed at maturity, Phantom Debt will be extinguished. Phantom Debt becomes due and payable after an event of default

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Property Information
-------------------------------------------------------------------------------

SINGLE ASSET / PORTFOLIO:     Portfolio of 15 assets

PROPERTY TYPE:                Multi-Family

PROPERTY LOCATION BY
ALLOCATED LOAN AMOUNT:

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                                   Southeast
                                     4.7%

                                     East
                                     11.2%

                                     West
                                     71.3%

                                    Midwest
                                     12.8%

YEARS BUILT:                  1968 - 1978

THE COLLATERAL:               15 multifamily properties located in California,
                              Arizona, Oregon, Texas, Indiana, Arkansas,
                              Louisiana, Nebraska and Maryland

                              Units:           2,959

NET LEASE LESSEE:             Insignia Residential Group, L.P.

UNDERWRITTEN NET CASH FLOW:   $14,695,605

APPRAISED VALUE:              $178,350,000

APPRAISED BY:                 Dannis Crosson, Inc.

APPRAISAL DATE:               September, 1998

SENIOR
CUT-OFF DATE LTV (3):         61.2%

COMBINED
CUT-OFF DATE LTV (3):         78.3%

SENIOR DSCR (4)(5):           1.39x

-------------------------------------------------------------------------------
(1)   October 1, 1998 (after giving effect to the payment due October 1, 1998).
(2) While VMS National Properties is currently ultimately owned by Insignia Financial Group (NYSE: IFS), Insignia has recently announced its intention to merge with Apartment Investment & Management Co. (AIMCO,
      NYSE: AIV), which would create the largest manager of apartment communities in the US
(3) Calculated using Senior Principal Balance as of the Cut-Off Date and Appraised Value
(4) Calculated using Senior Principal Balance and Mezzanine Principal Balance as of the Cut-Off Date and Appraised Value
(5) Calculated using Underwritten Net Cash Flow and the actual senior loan constant.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                        INSIGNIA MULTI-FAMILY POOL LOAN
-------------------------------------------------------------------------------

                                                       PROPERTY DESCRIPTION
------------------------------------------------------------------------------------------------------------------------------------
                                                             CUT-OFF DATE
                                                 YEAR BUILT/  ALLOCATED     APPRAISED   CUT-OFF DATE     UNDERWRITTEN
      PROPERTY                LOCATION            RENOVATED  LOAN AMOUNT      VALUE         LTV         NET CASH FLOW     DSCR
------------------------------------------------------------------------------------------------------------------------------------
Scotchollow Apts.           San Mateo, CA            1971   $29,312,804    $55,500,000      52.8%        $4,353,732       1.54x
Pathfinder Apts.            Fremont, CA              1971    13,543,952     26,000,000      52.1          1,761,592       1.35
Towers of Westchester       College Park, MD         1968    12,191,075     17,000,000      71.7          1,575,196       1.34
Mountain View Apts.         San Dimas, CA            1978     7,200,564     10,650,000      67.6            968,936       1.39
North Park Apts.            Evansville, IN         1970/74    6,290,057      8,400,000      74.9            816,008       1.34
Forest Ridge Apts.          Flagstaff, AZ          1968/75    5,935,726      8,600,000      69.0            757,292       1.32
Crosswood Park Apts.        Citrus Heights, CA       1977     5,601,533     10,000,000      56.0            864,990       1.60
Buena Vista Apts.           Pasadena, CA             1973     4,983,690      8,500,000      58.6            696,815       1.45
Terrace Garden Townhomes    Omaha, NE                1971     4,466,847      6,250,000      71.5            598,065       1.39
Casa De Monterey            Norwalk, CA              1970     4,126,447      5,700,000      72.4            440,107       1.10
The Bluffs Apts.            Milwaukie, OR            1969     3,746,170      5,925,000      63.3            523,941       1.45
Vista Village Apts.         El Paso, TX              1971     3,341,728      3,650,000      91.6            236,604       0.73
Chapelle La Grande          Merrillville, IN         1973     3,228,160      4,300,000      75.1            380,549       1.22
Watergate Apts.             Little Rock, AR          1973     2,915,638      4,500,000      64.8            368,468       1.31
Shadow-Wood Apts.           Monroe, LA               1974     2,265,209      3,350,000      67.6            353,310       1.61
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/ WTD. AVG.                                  1968-1978  $109,149,600   $178,350,000(1) 61.2%         $14,695,605     1.39X
------------------------------------------------------------------------------------------------------------------------------------
(1) September 1998, Appraisal Date

                                                        PROPERTY DESCRIPTION
-------------------------------------------------------------------------------------------------------------------------------
                             8/31/1998    NUMBER     AVG. RENTAL       % ONE           % TWO         % THREE
      PROPERTY               OCCUPANCY   OF UNITS     RATE/UNIT        BEDROOM         BEDROOM        BEDROOM        % OTHER
-------------------------------------------------------------------------------------------------------------------------------
Scotchollow Apts.              97.0%        418        $1,336            74.6%          16.8%           -              8.6%
Pathfinder Apts.               97.0         246         1,221             -             57.7           42.3%           -
Towers of Westchester Apts.    98.0         301           981            59.8           40.2            -              -
Mountain View Apts.            99.4         168           913            -              73.8           26.2            -
North Park Apts.               98.9         284           525            47.9           52.1            -              -
Forest Ridge Apts.             91.0         278           636            60.4           34.5            5.1            -
Crosswood Park Apts.           95.0         180           792            36.7           51.7           11.7            -
Buena Vista Apts.              98.9          92         1,090            55.4           44.6            -              -
Terrace Garden Townhomes       95.0         126           773             -             50.0           50.0            -
Casa De Monterey Apts.         95.8         144           681            77.8           22.2            -              -
The Bluffs Apts.               97.1         137           586            63.4           36.6            -              -
Vista Village Apts.            96.0         220           549            38.6           61.4            -              -
Chapelle La Grande Apts.       92.0         105           721            53.3           46.7            -              -
Watergate Apts.                88.0         140           610            20.0           50.0           30.0            -
Shadow-Wood Apts.              97.0         120           543            53.4           20.0           23.3            3.3
-------------------------------------------------------------------------------------------------------------------------------
TOTAL / WTD. AVG.              96.0%      2,959        $  797            44.4%          41.8%          10.9%           2.9%
-------------------------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                        INSIGNIA MULTI-FAMILY POOL LOAN
-------------------------------------------------------------------------------

                                  LOCATION MAP

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               [MAP OF AMERICA]

                                OR          AR
                                 1           1

                                CA          LA
                                 6           1

                                AZ          IN
                                 1           2

                                TX          MD
                                 1           1

                                NE
                                 1

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                    ENTERTAINMENT PROPERTIES TRUST POOL LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                LOAN INFORMATION
-------------------------------------------------------------------------------

PRINCIPAL BALANCE:              ORIGINAL          CUT-OFF DATE (1)
                              $105,000,000         $104,845,860

ORIGINATION DATE:             June 29, 1998

INTEREST RATE:                6.772% (Act/360)

AMORTIZATION:                 30 years

HYPERAMORTIZATION:            After the ARD, the interest rate increases to the
                              greater of: (i) 8.772%, and (ii) the 10 Yr UST as of the ARD plus 2.0%. After the ARD, all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero

ANTICIPATED REPAYMENT
DATE ("ARD"):                 July 11, 2008

MATURITY DATE:                June 11, 2028

THE BORROWER/SPONSOR:         EPT DownREIT II, a bankruptcy remote,
                              special-purpose Missouri corporation wholly-owned by Entertainment Properties Trust (NYSE: EPR)

CALL PROTECTION:              Two-year prepayment lockout from the date of
                              securitization with U.S. Treasury defeasance thereafter until the ARD

CUT-OFF DATE LOAN/NRSF:       $126

RESERVES:                     Cap Ex Reserve: Monthly, in an amount equivalent
                              to 1/12th of the product of $0.10/SF and 834,720
                              USF

                              Low Debt Service Reserve: Cash flow in excess of debt service is escrowed if annual net operating income falls below 85% of NOI at Closing

                              Master Lease Rollover Reserve: Upon assignment by Borrower of two (2) or more master leases (subject to Lender approval and rating agency affirmation), Borrower shall deposit an amount equal to the product of $5.00/USF and the usable square footage of each property subject to an assigned master lease

COLLECTION ACCOUNT:           Hard lockbox

CROSS-COLLATERALIZATION/
CROSS-DEFAULT:                Yes

PARTNER LOANS:                None

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Property Information
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Portfolio of eight assets

PROPERTY TYPE:                Megaplex Movie Theatre Complexes

PROPERTY LOCATION BY
ALLOCATED LOAN AMOUNT:

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                  [PIE CHART]

                                     Ohio
                                     7.7%

                                  California
                                     44.0%

                                     Texas
                                     37.4%

                                   Missouri
                                     10.9%

YEARS BUILT:                  1995 - 1997

THE COLLATERAL:               Eight net-leased megaplex movie theatre complexes
                              located in California, Texas, Missouri and Ohio

                              Screens:                   184
                              Seats:                  35,445
                              NRSF:                  834,720

NET LEASE LESSEE:             American Multi-Cinema, Inc., an affiliate of AMC
                              Entertainment Inc. (NYSE: AEN)

UNDERWRITTEN NET
OPERATING INCOME:             $17,083,500

UNDERWRITTEN
NET CASH FLOW:                $17,000,028

APPRAISED VALUE:              $169,900,000

APPRAISED BY:                 Cushman & Wakefield

APPRAISAL DATE:               May & June 1998

CUT-OFF DATE LTV:             61.7%

UWNCF DSCR (5):               2.06x

-------------------------------------------------------------------------------
(1)  October 1, 1998 (after giving effect to the payment due October 11, 1998).
(2)  Calculated using Underwritten Net Cash Flow and the actual loan constant.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                    ENTERTAINMENT PROPERTIES TRUST POOL LOAN
-------------------------------------------------------------------------------

                              PROPERTY DESCRIPTION

                                                                        CUT-OFF DATE                WTD. AVG.  UNDERWRITTEN
                                                 NUMBER OF  NUMBER OF  ALLOCATED LOAN   APPRAISED    CUT-OFF     NET CASH
THEATRE COMPLEX         LOCATION          BUILT   SCREENS     SEATS        AMOUNT         VALUE      DATE LTV      FLOW      DSCR
-----------------------------------------------------------------------------------------------------------------------------------
AMC Promenade 16        Los Angeles, CA   1996      16        2,860     $19,164,043     $31,000,000    61.8%     $2,979,518   1.97x
AMC Ontario Mills 30    Los Angeles, CA   1996      30        5,496      17,000,361      27,500,000    61.8       2,643,347   1.97
AMC Studio 30           Houston, TX       1997      30        6,032      16,073,068      26,000,000    61.8       2,758,385   2.18
AMC Grand 24            Dallas, TX        1995      24        5,067      12,425,718      20,100,000    61.8       1,943,183   1.99
AMC West Olive 16       St. Louis, MO     1997      16        2,817      11,498,425      18,600,000    61.8       1,862,958   2.06
AMC Huebner Oaks 24     San Antonio, TX   1997      24        4,400      10,756,592      17,400,000    61.8       1,764,900   2.08
AMC Mission Valley 20   San Diego, CA     1995      20        4,361       9,891,118      16,300,000    60.7       1,703,065   2.19
AMC Lennox 24           Columbus, OH      1996      24        4,412       8,036,534      13,000,000    61.8       1,344,674   2.12
-------------                                       --        -----      ---------       ----------    ----       ---------   ----
TOTAL/WEIGHTED AVERAGE                             184       35,445    $104,845,860    $169,900,000(a) 61.7%    $17,000,028   2.06x
-----------------------------------------------------------------------------------------------------------------------------------

                                                                        CUT-OFF DATE                WTD. AVG.  UNDERWRITTEN
                                                 NUMBER OF  NUMBER OF  ALLOCATED LOAN   APPRAISED    CUT-OFF     NET CASH
STATE                                  BUILT      SCREENS     SEATS        AMOUNT         VALUE      DATE LTV      FLOW      DSCR
-----------------------------------------------------------------------------------------------------------------------------------
California                            1995-1996     66       12,717     $46,055,522     $74,800,000     61.6%    $7,325,929   2.02x
Texas                                 1995-1997     78       15,499      39,255,378      63,500,000     61.8      6,466,466   2.09
Missouri                                 1997       16        2,817      11,498,425      18,600,000     61.8      1,862,958   2.06
Ohio                                     1996       24        4,412       8,036,534      13,000,000     61.8      1,344,674   2.12
----                                                --        -----       ---------       ----------    ----      ---------   ----
TOTAL/WEIGHTED AVERAGE                             184       35,445    $104,845,860    $169,900,000(a)  61.7%   $17,000,028   2.06x
-----------------------------------------------------------------------------------------------------------------------------------

(a) May and June 1998 Appraisal Date.

                                  LOCATION MAP

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                               AMC Promenade 16
                             AMC Ontario Mills 30
                             AMC Mission Valley 20
                              AMC Huebner Oaks 24
                                 AMC Studio 30
                                 AMC Gravel 24
                                 AMC Lennox 24
                               AMC West Olive 16

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             SKYLINE CITY POOL LOAN
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               LOAN INFORMATION:
-------------------------------------------------------------------------------

PRINCIPAL BALANCE               ORIGINAL         CUT-OFF DATE (1)
                              $87,700,000          $87,502,092

ORIGINATION DATE:             May 14, 1998

INTEREST RATE:                7.049% (Act/360)

AMORTIZATION:                 30 years

HYPERAMORTIZATION:            After the ARD, the interest rate increases to the
                              greater of: (i) 9.049%, and (ii) the 10 Yr UST as of the ARD plus 2.0%. After the ARD, all excess cash flow is used to reduce outstanding principal balance; the additional 2% interest is accrued until principal balance is zero

ANTICIPATED REPAYMENT
DATE ("ARD"):                 August 11, 2008

MATURITY DATE:                June 11, 2028

THE BORROWERS:                Ninth Skyline Associates Limited Partnership and
                              Fifteenth Skyline Associates Limited Partnership, whose general partners are bankruptcy remote, special-purpose limited liability companies

CALL PROTECTION:              Two-year prepayment lockout from the date of
                              securitization with U.S. Treasury defeasance thereafter until one payment date prior to the ARD

CUT-OFF DATE LOAN / SF:       $120

RESERVES:                     TI/Leasing Commissions: Monthly, according to a
                              schedule outlined in the Loan Agreement, averaging $75,232 per month throughout initial term (prior to ARD)

                              Cap Ex: Monthly, in an amount equivalent to 1/12th of the product of $0.20/SF and 728,668 RSF

                              Debt Service: Monthly, in an amount sufficient to cover monthly debt service payment amount, $592,148

                              Low Debt Service: Cash flow in excess of debt service is escrowed if annual net operating income falls below $8,400,000

COLLECTION ACCOUNT:           Soft lockbox, springing to hard lockbox if (i)
                              net operating income falls below $8,400,000, (ii) after ARD or (iii) after an event of default

CROSS-COLLATERALIZATION/
CROSS-DEFAULT:                Yes

PARTNER LOANS:                None

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                              Property Information
-------------------------------------------------------------------------------

SINGLE ASSET/PORTFOLIO:       Portfolio of two assets

PROPERTY TYPE:                Office

LOCATION:                     Fairfax County, Virginia

YEARS BUILT:                  1980 and 1987

OCCUPANCY:                    97.3% (as of 8/1/98)

THE COLLATERAL (3):           One Class A and one Class B office buildings,
                              comprising approximately 728,668 SF, located in the Skyline City master planned office park in Fairfax County, Northern Virginia

                              Office:                724,614 NRSF
                              Storage:                 4,054 NRSF
                              Total Space:           728,668 NRSF
                              Garage Space:            1,997 spaces


         MAJOR TENANTS                      NRSF        EXPIRATION
         -------------                      ----        ----------
         U.S. Government              410,824 SF      '99,'02, '09
         Science Applications          87,737 SF              8/03
         Birch and Davis               30,886 SF              1/00
         Booz, Allen & Hamilton        19,683 SF              3/02

PROPERTY MANAGEMENT:          Charles E. Smith Real Estate Services, L.P.

UNDERWRITTEN
NET OPERATING INCOME:         $10,860,379

UNDERWRITTEN NET CASH FLOW:   $10,714,646

APPRAISED VALUE:              $122,600,000

APPRAISED BY:                 Cushman & Wakefield

APPRAISAL DATE:               April 1998

CUT-OFF DATE LTV:             71.4%

DSCR (2):                     1.51x

-------------------------------------------------------------------------------
(1)   August 11, 1998.
(2)   Based on Underwritten Net Cash Flow and actual loan constant.
(3) While the Properties are currently owned by limited partnerships not directly affiliated with The Charles E. Smith companies, Charles E. Smith Commercial Realty L.P. has made an offer, by way of a private placement memorandum, to purchase the Properties in exchange for Operating Partnership units. The acquisition is expected to take place October 31, 1998.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.

-------------------------------------------------------------------------------
                             COLLATERAL TERM SHEET
                             SKYLINE CITY POOL LOAN
-------------------------------------------------------------------------------

                           LEASE EXPIRATION SCHEDULE

YEAR ENDING DEC. 31    EXPIRING SF          % OF TOTAL SF     ANNUALIZED TENANT BASE RENT     % OF TOTAL BASE RENT (1)
-----------------------------------------------------------------------------------------------------------------------
MO/MO
1998                      30,674                 4.2%                   $690,579                        4.4%
1999                     119,948                16.4%                  2,582,369                       16.6%
2000                      56,906                 7.8%                  1,188,829                        7.6%
2001                      24,894                 3.4%                    585,039                        3.7%
2002                      91,586                12.5%                  1,736,695                       11.2%
2003                      97,120                13.3%                  2,248,515                       14.5%
2004                           -                 -                             -                        -
2005                           -                 -                             -                        -
2006                           -                 -                             -                        -
2007                           -                 -                             -                        -
Thereafter               289,377                39.7%                  6,468,649                       41.7%
Vacant                    18,163                 2.7%                          -                        -
                          ------                ----                          --                       --
           TOTAL         728,668               100.0%                $15,500,675                      100.0%
-----------------------------------------------------------------------------------------------------------------------

(1) Total Base Rent does not include income from rooftop antennae leases totaling $408,932 per year

                                  LOCATION MAP

    [THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND ACCURATE
           DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR THE
                           PURPOSE OF EDGAR FILING.]

                                     [MAP]

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.

ALL INFORMATION IN THIS TERM SHEET, WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS FOR ANY SECURITIES ACTUALLY SOLD TO YOU.


GOLDMAN, SACHS & CO.
85 BROAD STREET
NEW YORK, N.Y.  10004


REAL ESTATE FINANCE                     MORTGAGE SALES AND TRADING
-------------------                     --------------------------

Rolf Edwards   Phone: (212) 902-5637    Mark Kogan         Phone: (212) 902-2565
Vice President Fax:   (212) 346-3594    Managing Director  Fax:   (212) 902-1691

Brian Landau   Phone: (212) 902-8139    Dan Sparks         Phone: (212) 902-2914
Associate      Fax:   (212) 346-3594    Vice President     Fax:   (212) 902-1691

Corey Owens    Phone: (212) 902-4825    Heath Forusz       Phone: (212) 902-2858
Associate      Fax:   (212) 346-3594    Analyst            Fax:   (212) 902-1691


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you.

This material is furnished to you by Goldman, Sachs & Co. and not by the issuer of the securities. Goldman, Sachs & Co. is acting as the sole lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. The issuer has not prepared or taken part in the preparation of these materials.